Investor Presentation May 2020 Exhibit 99.1

Safe Harbor Statement Cautionary Statement Regarding Risks and Uncertainties That May Affect Future Results This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the business, financial condition and prospects of Enova. These forward-looking statements give current expectations or forecasts of future events and reflect the views and assumptions of Enova's senior management with respect to the business, financial condition and prospects of Enova as of the date of this release and are not guarantees of future performance. The actual results of Enova could differ materially from those indicated by such forward-looking statements because of various risks and uncertainties applicable to Enova's business, including, without limitation, those risks and uncertainties indicated in Enova's filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K, quarterly reports on Forms 10-Q and current reports on Forms 8-K. These risks and uncertainties are beyond the ability of Enova to control, and, in many cases, Enova cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, the words "believes," "estimates," "plans," "expects," "anticipates" and similar expressions or variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova cautions you not to put undue reliance on these statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements after the date of this release. Non-GAAP Financial Information In addition to the financial information prepared in conformity with generally accepted accounting principles in the United States (“GAAP”), Enova provides cash flow from operating activities less net loan and finance receivables originated, acquired and repaid and purchases of property and equipment (“free cash flow”) and net income excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation expense, lease termination, relocation and acquisition-related costs, regulator penalty/settlement, and loss on early extinguishment of debt (“Adjusted EBITDA”), which are not considered measures of financial performance under GAAP. Management uses these non-GAAP financial measures for internal managerial purposes and believes that their presentation is meaningful and useful in understanding the activities and business metrics of Enova’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of Enova’s business that, when viewed with Enova’s GAAP results, provides a more complete understanding of factors and trends affecting Enova’s business. Management provides such non-GAAP financial information for informational purposes and to enhance understanding of Enova’s GAAP consolidated financial statements. Readers should consider the information in addition to, but not instead of, Enova’s financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes. A table reconciling such non-GAAP financial measures is available in the appendix.

From the Federal Reserve Board1: Our Mission 39% of Americans said they didn’t have sufficient savings to cover an emergency of $400 1 May 2019 Federal Reserve Board Survey

Our Business Focus on Non – Prime Borrowers – a Large, Expanding Market Segment Proven Tech and Analytics Drive Superior Results and Create Competitive Moat 15+ Year History of Profitably Lending Through Various Credit Cycles Multiple Growth Businesses that Deliver Industry Leading Returns History of Licensed, Compliant and Supervised Lending Operations Diversified Product Offerings Serving Multiple Customer Groups and Geographies Resilient Balance Sheet, with solid liquidity, strong tangible capital, and laddered debt maturities

Strong Financial Position and Execution of Our Strategic Initiatives $371M Cash and Open Committed Facilities Disciplined focus on unit economics resulting in strong returns and earnings capacity LTM Revenue of $1.27B Strong liquidity position to navigate impacts of COVID-19 Meeting consumer preferences with diversified product offerings 1 From continuing operations using incurred method of accounting in effect through December, 2019. Enova elected the fair value option of accounting effective January 1, 2020. 2 LTM Adjusted Earnings / Average total shareholder’s equity Q1 2020 #WINS! 98% Installment loans, RPAs, and LOCs of total portfolio 25% Increase in LTM Revenue YoY1 26% LTM ROE2

Near Term Focus is on the COVID-19 Response and Recovery Strategy Customer First Approach Ensuring payment and collection policies are beneficial and adapted to customer needs Increased repayment flexibility Temporary cessation of late fees assessment Continue to work with customers on due date adjustments, payment deferrals, and adjusted payment plans Made changes to credit reporting process so that any impact to credit reports is lessened by noting that late payment was due to a disaster Reduced Marketing spend Curtailed most paid marketing and focusing resources on supporting existing customer base and adjusting to the emerging risks in this economic environment Risk-based pricing: Originating to the highest credit quality customers with significantly better unit economics due to the selective approach Monitoring environment for signs of stability and re-adjusting analytical models to prepare for re-acceleration of lending 25% 21%

Second Quarter 2020 Update Portfolio Performance Originations Financial Results Portfolio performance has continued to stabilize since the April earnings call Payment rates, including loans under modified plans, have returned to pre-COVID levels Delinquency rates have declined steadily from mid-April peaks and have returned to pre-COVID levels Consolidated ending A/R at the end of May, on an amortized cost basis, is more than $900 million Lending re-acceleration tests have started in nearly 30 states across our footprint Loan demand is increasing from April lows 2Q20 Revenue of $247M to $252M expected 2Q20 Diluted EPS of $0.70 to $0.95 2Q20 Adjusted EPS of $0.80 to $1.05 expected Total cash is expected to exceed the top end of our $350M to $400M projected range for 2Q20

Proven Track Record in FinTech Industry 1 From inception through March 31, 2020 for Enova and OnDeck, and from inception through December 31, 2019 for Elevate and Lending Club. Enova includes originations from discontinued products. 2 From inception through March 31, 2020 for Enova and OnDeck, and from inception through December 31, 2019 for Elevate and Lending Club. Enova includes net income from discontinued products. 3 From inception through December 31, 2019, including originations from discontinued operations. 16+ Years extending credit through economic cycles 6+ Million customers served 10 Products in multiple geographies

High Quality Products to Close the Credit Gap Small Business US Non – Prime1 $41k Avg. Income 42 Avg. Age 32% Homeowners US Near–Prime1 $58k Avg. Income 45 Avg. Age 46% Homeowners LOCs1 Avg. 7 Yrs. old & $473k revenue Sub-Prime Single Pay Loans or Advances, Installment Loans, and Lines of Credit Size $150 - $4,000 Term Varies from 2 weeks to 24 months, installment amortizes and LOC with principal paydown Pricing Fee based or interest – 100% to 450% annualized Near-Prime Installment Loans Size $1,000 - $10,500 Term 6 – 60 months, amortizing Pricing 34% - 155% annualized Lines of Credit and Receivable Purchase Agreements Size $5,000 - $200,000 Term LOC Open-ended with principal paydown; RPA 6 – 24 months Pricing Interest or discounts – 40% - 80% annualized Customer Demographics Customer Demographics Customer Profiles 1 As of May 2018, income figures eliminate self-reported income and are reported as net of tax but grossed up per Enova management estimates. RPAs1 Avg. 15 Yrs. old & $1.9M revenue Consumer

Enova’s US Consumer Lending Footprint Enova offers various loan products to non-prime consumers in 39 states + D.C. Enova has been successful in delivering growth through multiple state lending law changes.

Enova’s SMB Lending Footprint Enova’s SMB Lending operates nationwide, helping small and medium enterprises get access to fast and trustworthy credit

Highly Flexible Online-Only Business Model Requires travel to physical location, standing in line to apply for funds in public, storage of records in multiple locations and customer re-visits for account management Costly and difficult supervision and training for multiple locations Limited Ability to Repay analysis or limited offer based on industry common scoring Compliance Customer Safety and Privacy Underwriting Brick and Mortar Apply and manage account anytime and anywhere privately from desktop or mobile devices with secure systems to protect sensitive information Centralized facilities with supervision through electronic tracking and recordings Direct link to Enova technology and analytics with RealView™ underwriting using advanced algorithms and multiple data sources Online Operating Leverage Cost structure of physical locations not as variable to business activity Ability to adjust expenses quickly to adapt to changes in business activity as a result of market conditions

Successful Product Diversification Efforts FY 2009 Revenue Diversification by Product Type1,2 FY 2009 Marketing Diversification by Channel Gross AR Diversification by Product Type2 FY 2009 Q1 2020 Q1 2020 Q1 2020 1 Excludes revenue from Enova Decisions. 2 Numbers representative of continuing operations. Funding Diversification by Source Q1 2020 FY 2009

Enova is Well Positioned to React Quickly and Manage Through an Economic Slowdown Formal Recession Monitoring and Response Process Proven Analytics and Technology Highly Flexible Online Only Business Model Track Record of Consistent Profitability Balance Sheet Resiliency Experienced Management Team Monitoring activities focus on taking informed and timely action to mitigate risk Drives superior and timely decisions during adverse conditions Facilitates more rapid and efficient actions to right-size business activities Earnings capacity provides a solid first line of defense Strong tangible capital, significant committed financing capacity, laddered debt maturities and solid fixed-charge coverage Deep experience managing organizations through economic downturns

Proven Proprietary Real-Time Analytics and Technology Support Our COVID-19 Response

The Colossus™ Analytics Engine creates powerful competitive advantage


External Data Sources
Social Data
Credit Report Data
Banking Data
Real-Time Feeds
Public Records
Device Data
Internal Data Sources
37 TB
Enova Customer Records
Data from over
300 million unique
Customer Interactions
API
Colossus™ Platform
Common Reusable Elements
Proprietary Models
API
Applications

Daily monitoring:

- Default rates
- Delinquency rates
- Modifications and hardship requests
- Collections, payment rates, ACH returns
- Originations
- Applicant credit profiles
- Line Utilization

- Predictive models
- Pattern recognition
- Machine learning
- 500K transactions / hour
- 1,000+ variables for underwriting
- 100+ algorithms running
- Models built in SAS®, R, and Python™

- **RealView™** risk based Ability-to-Repay credit decisions
- Marketing optimization
- Smart ACH
- ID verification
- Collections optimization

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Enova's RealView™ Underwriting Outperforms Competitors



Predictive Model Performance (ROC Curves)[1]
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Repayments Predicted by Model
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
% of Population Included in Sample
NetCredit V8
NetCredit V7
Vantage
FICO
Random

[1] ROC Curves - Receiver Operating Characteristic Curves (True Positives versus False Positives at various levels). This graph should not be considered to be an indicator of future performance. Depiction of Enova study using a random sample from its NetCredit applicant pool (the "population"). As one moves up the Y axis and along the X axis, more of the population is included. The population is ordered by perceived creditworthiness so that at the bottom left of the graph, only the most creditworthy customers are included in the population. At the top right, 100% of the population is included, with the least creditworthy parts of this population being the last included.

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Several Years of Developing Formal Recession Monitoring and Response Processes Have Prepared Us to Adapt to Adverse Economic Conditions Risk Monitoring Response Planning Formal monthly (at least) risk ratings and reporting for all brands Playbooks in place for each business and critical functions Clear roles and responsibilities for each department Formal continuous monitoring of economic environment Formal continuous monitoring of internal metrics and portfolio performance

Monitoring Activities Focus on Taking Informed and Timely Action Internal Portfolio Metrics External Economic Factors Alert Level Examples of Internal Portfolio Metrics Initial defaults Portfolio hazard rate Delinquency roll rates ACH return rates Utilization Examples of External Economic Factors Jobless claims Google searches for unemployment or credit stress terms Federal Reserve recession model Economist recession survey Prime customer volume Lead issue rate Electronic bank statement scores Electronic bank statement spending Prepayment rates Credit bureau delinquency forecasts Federal Reserve state coincident indices Small business optimism index

Alert Response System Focuses on Targeted and Appropriate Risk Mitigation Through Recovery ALERT LEVEL RISK MITIGATION IMPACT ASSESSMENT/ MONITORING RECOVERY/ RETURN TO NORMAL Each business function has clearly defined roles and responsibilities that will be followed from the first warning signs of a downturn through the credit cycle recovery period

Nonprime Consumer Credit Losses Have Shown Less Volatility in an Economic Downturn 3.00x Super-Prime > 770 0% 30% 0.2% 0.6% Prime 710 – 770 0% 30% 1.5% 3.9% Near-Prime 650 – 710 0% 30% 5.6% 9.8% Risk Score FICO score 2004 – 2006 normalized loss rate1 compared to 2009 peak loss rate 2008 – 2009 recessionary Multiple Subprime < 650 0% 30% 20.4% 28.4% Normal Charge-Offs Peak Charge-Offs 2.60x 1.75x 1.40x Source: Credit Suisse using data from the Federal Reserve Bank of Philadelphia https://www.philadelphiafed.org/-/media/research-and-data/publications/working-papers/2015/wp15-08.pdf?la=en 1Ratios of account balances that become at least 60 days past due within a one-year period for each segment of accounts

Financial Resiliency of Nonprime Lenders in a Downturn Should Benefit from Higher Margins and Lower Credit Volatility 1 Net Revenue Margin is total revenue less interest expense divided by average earning assets Source: Consumer Lending Specialty Banks and Credit Card Specialty Banks as reported in the Q419 FDIC Quarterly Banking Profile Nonprime Focused Nonbanks include ENVA, CURO, ELVT, OMF, RM, WRLD, OPRT and sourced from SEC filings and earnings reports Estimated High-End Recessionary Charge-offs for bank categories assumed to be 2.80X FY 2019 Net Charge-offs and assumed to be 1.58X for Nonbanks Net Revenue Margin1, Net Charge-off Rate

Enova’s Earnings Capacity Provides a Strong First Line of Defense to Absorb an Increase in Credit Losses Caused by the Current Crisis 1 ROE is based on trailing twelve months Adjusted Net Income. 2 Enova elected the Fair Value Option effective January 1st, 2020. Pre-2020 Financials are reflective of the incurred method Accounting 3 2018 through Q1 2020 are reflective of Continuing Ops, pre-2018 include discontinued Ops

Securitization Facilities $142.0 Secured Revolver $18.8 Strong Liquidity Position and Significant Committed Financing Capacity As of March 31, 2020, cash and marketable securities totaled $214M, including $171M unrestricted, and available capacity on committed facilities where eligible collateral is available totaled $157M By the end of the second quarter 2020 cash balances of $350M to $400M are expected As of March 31, 2020, Enova had total outstanding debt of $1,105M1 Total outstanding term debt of $787M includes $625M of unsecured notes and $162M of amortizing non-recourse securitization notes Total outstanding revolving debt of $318M includes $317M drawn on Enova’s revolving credit facility and warehouse securitization facilities, and $1M in letters of credit on Enova’s secured revolving credit facility. Commitments for Enova’s revolving facilities total $475M Cash balances, available facility capacity and portfolio repayment characteristics provide sufficient cash to operate indefinitely without additional external financing Even with a return to the meaningful growth rates experienced in recent years, a long runway of available liquidity is projected before needing to raise new funding Total Debt outstanding at March 31, 2020 of $1,105M, including $1M Letters of Credit in the Revolver. Funding sources do not include LTM operating cash flow of $880.1M (of which, $850.8M is from continuing operations) and cash/cash equivalents of $161.1M as of March 31, 2020 For the period ended March 31, 2020 2

Thoughtful Laddering of Debt Maturities 1 As of 3/31/2020. Dollar amounts reflect face value of debt outstanding, which is net of unamortized closing costs and fees

Continuing Our Success…

Multiple Growth Businesses Large markets with LARGE opportunities US Subprime Brazil US Near Prime Small Business Enova Decisions

Large Markets with Large Non-Prime Lending Opportunities

$69B
Consumer Loans[1]
Enova ~ 2% of Originations

$82B
Small Business Finance[2]
Enova <1% of Originations

$80B
Consumer Loans[3]
Enova <1% of Originations


U.S.


Brazil

NOTE: Consumer estimates refer to Non-Prime portion of unsecured personal loans and SMB refers to small business standby line of credit below $100k
1 "The State of Short-Term Credit Amid Ambiguity, Evolution and Innovation (2016)," John Hecht, Jefferies LLC, March, 2016 & Enova Management estimates
2 "Small Business Lending in the United States (2016)", Office of Advocacy U.S. Small Business Administration
3 "2016 Brazil Lending Market Report", Creditas, defined as all payroll, personal, credit card, and overdraft originations.

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US Consumer Subprime: Manage Portfolio and Position for Growth Receivables Balance by Product Type Consumer Unsecured Short Term, Installment, and Line of Credit Loans Make smart underwriting decisions to serve customers in need and be responsible in originations volume Minimize portfolio loss rates by proactively managing flexible payment options and calibrating multi-channel collections strategies Strengthen acquisition funnel to support rapid originations growth as market stabilizes ($ in Millions) Response Strategies and Priorities 29% 46% 25% 35% 44% 21% 35% 44% 21% 8% 25% 71% 14% 34% 52% 21%

US Near Prime: Manage Performance and Prepare for Re-Entry Work with customers facing hardship Manage effective collections programs to maximize recoveries Prepare for increased lending by developing strategies to address new credit and market dynamics Near-Prime consumers that are improving their ability and willingness to pay back loans faster than traditional credit scoring systems recognize – creating an opportunity to increase market share Response Strategies and Priorities Average Gross Income $58k 46% Homeowners 45 Average Age

Illustrative NetCredit Unit Economics 1 Loans depicted above are weighted average for NC portfolio. The average customer takes out more than one loan. Customer behavior, such as default performance, prepayment rates, and retention rates are based on NetCredit loan data accrued over time. Customer acquisition costs reflect marketing costs. Variable OpEx includes servicing, underwriting, and funding/debiting costs per loan. This chart is not indicative of future loan performance and is based on targets set by Enova management. ($325)

Brazil: Position for Growth Consumer Unsecured Installment Loans Gross Accounts Receivable2,3 ($ in Millions) Adapt customer service and collection policies in response to temporary income loss to maximize customer payment success and recoveries Implement updated regulatory guidance for opt-in and ACH and complete improvements to underwriting models with new data sources Response Strategies and Priorities

US Small Business: Faster, Easier, and Stable Improve collections capacity, add tools, and shift tactics to accommodate increased defaulted accounts as a result of COVID crisis Implement tailored process for that maximizing successful re-payment and customer engagement Unsecured Receivables Purchase Agreement, Installment, and access to other specialty lenders and banks through Funding Advisors Unsecured Line of Credit Response Strategies and Priorities Gross Accounts Receivable ($ in Millions)

Enova Decisions: Real-Time Analytics for Data Driven Decisions with Customizable Scores and Decisions Financial services Telecommunications For-profit education Insurance Real estate Enova Decisions Smart Credit™ Smart ACH™ Enova Decisions Smart Offers™ Smart Retention™ Smart Collections™ Enova Decisions Smart Alerts™ Smart Verification™ Packages the power of the Colossus™ platform and Enova’s decision management system Flexible models deployable in SAS®, R, Python™, and other analytics platforms and environments Handles thousands of transactions per hour with sub-second decisioning times Industries Solutions Best in Class Technology Analytics-as-a-Service Offering Colossus™ Real-Time Analytics Platform

Proactive Global Compliance Capabilities Licensed where required; reduces regulatory risk and is a barrier to entry Central team led by professional bank compliance officer reporting to Board of Directors Regulatory framework built into technology platform and the business model Rapidly update products and business rules for changes in regulatory requirements and laws National and 50 States National Primary Federal regulator, CFPB, published final rules 6/7/19 postponing mandatory underwriting provisions until 11/19/20. Payment provisions effective 8/19/20 State regulations generally stable, subject to political process of state legislatures Brazil – National regulator Regulatory matters are coordinated with our Brazilian-based banking partner Potential opportunity to obtain direct lending (fintech) license to operate without banking partner Compliance Infrastructure Regulatory Environment

History of Revenue and Profit Growth

($ in Millions)

Gross Revenue
Established[1] and Newer[2] Brands[3]



$107
$406
$178
$456
$213
$514
$291
$681
$73
$1,099
$16
$249
$28
$332
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
YTD 2019
YTD 2020
Established Brands
Newer Brands

Adjusted EBITDA and Margin[3,4]

($ in Millions)



CAGR: 30.4%
$43
$54
$89
$104
$118
$138
$202
$276
$80
$36
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
YTD Q1 2019
YTD Q1 2020

	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	YTD Q1 2019	YTD Q1 2020
Margin	*12.2%*	*13.4%*	*18.4%*	*20.0%*	*18.3%*	*19.0%*	*20.8%*	*23.5%*	*30.4%*	*10.0%*

1. *Established Brands include: CashNetUSA and NetCredit (starting FY 2019).*
2. *Newer Brands include: NetCredit (prior to FY 2019), Headway Capital, The Business Backer, and Simplic.*
3. *From continuing operations using incurred method of accounting in effect through December, 2019. Enova elected the fair value option of accounting effective January 1, 2020.*
4. *Adjusted EBITDA defined as earnings excluding depreciation, amortization, interest, foreign currency transaction gains or losses, taxes, stock-based compensation, and lease termination, relocation and acquisition related costs, and loss on early extinguishment of debt.*

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171% 125% 34% ($ in Millions) Demonstrated Operating Leverage 1 Gross loan and finance receivables balances outstanding include loan arrangements extended by unrelated third parties 2 From continuing operations using incurred method of accounting in effect through December, 2019. Enova elected the fair value option of accounting effective January 1, 2020.

Proven Ability to Lower Cost of Capital Enova continues to access new markets in larger capacity and expand investor base while further driving cost of debt facilities down Lower cost of funds contributed to ~$2.4 million in additional pretax income in Q1 2020 compared to Q1 2019 1 Debt facilities includes Senior Notes issuance, revolver upsizes, and the establishment of new or expanded securitization facilities. ($ in Millions)

Accounting for Receivables Using Fair Value Began January 1, 2020 COMPLIANCE DECISION KEY CHANGES FASB required adoption of life of loan loss accounting on January 1, 2020 for public companies with a public float of greater than $250M In May 2019, FASB included fair value accounting as an option for compliance Enova adopted fair value accounting for the entire receivables portfolio beginning January 1 This accounting policy best reflects the value of our receivables portfolio and its future economic performance and more closely aligns with our marginal decision-making processes that rely on risk-based pricing and discounted cash flow methodologies A one-time, non-cash gain to retained earnings of $99M after-tax was recognized to covert the existing portfolio to fair value on January 1 Gross profit and gross profit margin will be replaced with net revenue and net revenue margin as the provision for loan losses is replaced by the change in fair value of the portfolio Certain marketing expenses will no longer be deferred and recognized over the life of receivables

(-) Realized Value on Existing Receivables Key Changes to Financial Reporting Under Fair Value Income Statement (+) (-) Change in FV Assumptions Balance Sheet (+) Day 1 Gain on Originations (-) Net Charge Offs (+) Higher originated principal (at consistent mix) (+) Lower credit losses and loss expectations (+) Lower customer prepayments versus expectations (-) Higher new customer mix (-) Higher credit losses and loss expectations (-) Higher customer prepayments versus expectations Net Revenue margin % Net Revenue margin % Beginning Fair Value Balance Originated Principal Principal Payments Change in Fair Value Ending Fair Value Balance

Appendix

Consolidated Income Statements

Consolidated Balance Sheets

Reconciliation of Non-GAAP Financial Measures